Consolidated Balance Sheet (Parenthetical) - USD ($) shares in Millions, $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Stockholders’ equity:
Common stock, shares authorized	960	960
Common stock, par value per share	$ 1	$ 1
Common Stock, shares issued	785	784
Treasury stock, shares of common stock	35	35
Allowance for trade accounts and other receivables	$ 6	$ 3